Other assets and liabilities	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Other assets and liabilities	Other assets and liabilitiesTrade receivables
Millicom’s trade receivables mainly comprise interconnect receivables from other operators, postpaid mobile and residential cable subscribers, as well as B2B customers. The nominal value of receivables adjusted for impairment approximates the fair value of trade receivables.

	2025	2024
	(US$ millions)
Gross trade receivables	1,027	800
Less: provisions for expected credit losses	(500)	(411)
Trade receivables, net	527	390
Movements in provisions for expected credit losses in 2025

	Allowance for doubtful accounts - Trade receivables	Allowance for other doubtful accounts - Other receivables	Total
	(US$ millions)
Opening balance, net	(407)	(4)	(411)
Change in scope (see note A.1.2. and A.2.2.)	(31)	—	(31)
(Additional)/Reversal Allowances	(113)	(1)	(113)
Used	79	—	79
Transfers	2	—	2
Translation differences	(26)	—	(27)
Other	1	—	1
Closing balance, net	(495)	(5)	(500)

Aging of trade receivables

	Neither past due nor impaired	Past due (net of impairments)
		30–90 days	>90 days	Total
	(US$ millions)
2025:
Telecom operators	12	6	7	24
Own customers	294	77	60	430
Others	44	7	21	72
Total	350	90	87	527
2024:
Telecom operators	8	8	10	26
Own customers	214	47	42	303
Others	29	9	22	61
Total	252	64	74	390
Trade receivables are initially recognized at fair value and subsequently measured at amortized cost using the effective interest method, less provision for expected credit losses. The Group recognizes an allowance for expected credit losses (ECLs) applying a simplified approach in calculating the ECLs. Therefore, the Group does not track changes in credit risk, but instead recognizes a loss allowance based on lifetime of ECLs at each reporting date. The Group has established a provision matrix that is based on its historical credit loss experience, adjusted for forward-looking factors specific to the debtors and the economic environment. The provision for expected credit losses is recognized in the consolidated statement of income within 'Equipment, programming and other direct costs'.
Inventories
Inventories are stated at the lower of cost and net realizable value. Cost is determined using the first-in, first-out method. Net realizable value is the estimated selling price in the ordinary course of business, less applicable variable selling expenses.
Inventories

	2025	2024
	(US$ millions)
Telephone and equipment	56	32
SIM cards	4	2
Other	10	9
Inventory at December 31,	70	44

Movements in provisions for inventories in 2025

	Allowance for Telephone and equipment - Obsolescence	Total
	(US$ millions)
Opening balance, net	(3)	(3)
Change in scope	(1)	(1)
(Additional)/Reversal Allowances	(1)	(1)
Used	1	1
Closing balance, net	(5)	(5)
Trade payables
Trade payables are initially recognized at fair value and subsequently measured at amortized cost using the effective interest method where the effect of the passage of time is material.
Supplier Finance Arrangements
From time to time, the Group enters into agreements to extend payment terms with various suppliers, and with factoring companies when such payments are discounted. Specifically, in March 2022, Millicom started, as part of its working-capital management strategy, to implement a supplier finance program with Citibank that as of December 31, 2025 covers six countries (El Salvador, Honduras, Nicaragua, Panama, Paraguay and Guatemala). In this program, Millicom designates Citibank as its paying agent, allowing participating suppliers – who enter into a separate agreement with Citibank – to transfer the rights of the approved invoices to Citibank. Millicom negotiates with the supplier payment terms until 180 days and offers the supplier the option to join a program with Citibank. Citibank settles any approved supplier invoices at the supplier's option on or before the original due date (non-recourse early-payment at market-based discount rates with no further security or guarantees granted by Millicom) while Millicom pays to Citibank at the invoices' due date, under the same terms and conditions that were originally agreed with the suppliers. The liabilities related to the invoices included in the program remain classified as trade payables and cash flows as operating cash flows. As of December 31, 2025, the outstanding balance of invoices transferred from suppliers to Citibank is $163 million (2024: $29 million). Of the outstanding amount as of December 31, 2025, $152 million relate to invoices for which Citibank had already remitted payments to suppliers as of the reporting date.
As the arrangements concentrate a portion of payables within Citibank, supporting payment flexibility and supplier relationships, a reduction or withdrawal of program capacity could require accelerated settlements or alternative funding, thereby increasing near‑term working‑capital needs. As further disclosed in Note D.5., Millicom maintains diversified funding sources including the use of bank loans, bonds and Development Finance Institutions (DFI) loans and Millicom believes that there is sufficient liquidity available in the markets to meet ongoing liquidity needs, but if needed Millicom would be able to arrange international funding and also used its Revolving Credit Facility of $600 million which is unused as of 31December 2025.
Current and non-current provisions and other liabilities
Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of a past event, if it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. Where the Group expects some or all of a provision to be reimbursed, for example under an insurance contract, the reimbursement is recognized as a separate asset, but only when the reimbursement is virtually certain.
The expense relating to any provision is presented in the statement of income net of any reimbursement. If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, risks specific to the liability. Where discounting is used, increases in the provision due to the passage of time are recognized as interest expenses.
Current provisions and other liabilities
Current

	2025	2024
	(US$ millions)
Current Provisions subtotal (see below)	45	141
Deferred revenue	106	95
Customer deposits	15	12
Tax payables	53	51
Customer and MFS distributor cash balances	31	38
Withholding tax on payments to third parties	63	26
Other current liabilities (i)	151	60
Total	464	421
(ii) Includes $30 million installment still payable on or before July 15, 2026 on the now settled Telefonica Costa Rica case (see note G.3.1.).

Movements in current provisions in 2025

Current provisions	Legal Provision	Asset retirement obligations	Employment obligations	Tax risks (See Note G.3.2.)	Other	Total
(US$ millions)
Opening balance	97	8	10	20	5	141
Additions	3	2	5	1	—	11
Used (Payments)	(22)	(2)	(11)	(4)	—	(40)
Reversals	(6)	—	—	—	(1)	(7)
Transfers	—	—	—	—	—	1
Transfers to other liabilities (see note G.3.1)	(62)	—	—	—	—	(62)
Exchange rate movements	(1)	—	—	3	—	2
Closing balance	10	8	4	20	4	45
Non-current provisions and other liabilities
Non-current

	2025	2024
	(US$ millions)
Non-current legal provisions	16	6
Long-term portion of asset retirement obligations	201	159
Long-term employment obligations	81	59
Other provisions	14	2
Non-Current provisions subtotal (see below)	312	225
Long-term portion of deferred income on tower sale and leasebacks recognized	13	23
Other non-current liabilities	65	35
Total	390	283

Movements in Non-current provisions in 2025

Non-Current provisions	Legal Provision	Asset retirement obligations	Benefit obligations	Other	Total
(US$ millions)
Opening balance	6	159	59	2	225
Change in scope	—	8	16	12	36
Additions	12	49	11	—	72
Used (Payments)	—	(14)	(8)	—	(22)
Reversals	(1)	(5)	(4)	—	(10)
Financial Update	—	10	—	—	10
Transfers	—	—	—	—	(1)
Transfer to/from held for sale	—	(10)	—	—	(10)
Exchange rate movements	(1)	4	7	—	11
Closing balance	16	201	81	14	312
Non-current payables and accruals for capital expenditure
Non-current payables and accruals for capital expenditure include an amount of $662 million (December 31, 2024: $140 million and $695 million classified as Liability Held for Sale), in relation to spectrum and license payables in Colombia. The major part of this payable is related to:
1) the acquisition, in December 2019, of licenses granting the right to use a total of 40 MHz in the 700 MHz band in Colombia. This 20-year license will expire in 2040. During the same auction, Tigo Colombia also acquired 55 MHz in the 1900 band and 30 MHz of AWS. Tigo Colombia agreed to a total notional consideration of COP 2.45 billion of which approximately 55% is payable in cash and 45% in coverage obligations.
An initial payment of approximately $33 million was made in 2020, with the remainder payable in 12 annual installments beginning in 2026 and ending in 2037. The 55% cash portion bears interest at a rate corresponding to the Government Títulos de Tesorería (TES). In April and May 2020, local management received permission to operate the 40 Mhz in the 700 MHz band and accounted for the spectrum as an intangible asset at an amount of $388 million corresponding to the net present value of the future payments, plus other costs directly attributable to this acquisition.
As from December 2024, these licenses started to be transferred to the "Union Temporal".
2) in February 2023, the renewal of the spectrum license related to 1900 Mhz band for an additional period of 20 years. The total consideration amounts to COP 1.14 billion). The first payment representing 20% of the total consideration occurred in October 2023.
In October 2025, this license have been transferred to the "Union Temporal". As of December 31, 2025, the outstanding payable in relation to this license amount to $124 million (December 31, 2024: $239 million classified as Liabilities Held for Sale). The remaining consideration will be in annual installments over the remaining period ending in 2043 and bears interest at the moving average of the last 24 months consumer price index (CPI) rate.
Current payables and accruals for capital expenditure mainly relate to the portion of the same liabilities disclosed under non-current payables that are contractually due within the next twelve months following the reporting date.
Assets and liabilities related to contract with customers
Contract assets, net

	2025	2024
	(US$ millions)
Long-term portion	27	21
Short-term portion	65	59
Less: provisions for expected credit losses	(4)	(3)
Total	88	77

Contract liabilities

	2025	2024
	(US$ millions)
Long-term portion	1	—
Short-term portion	143	121
Total	144	121
The Group recognized revenue for $117 million in 2025 (2024: $131 million) that was included in the contract liability balance at the beginning of the year.
The transaction price allocated to the remaining performance obligations (unsatisfied or partially unsatisfied) as at December 31, 2025 is $120 million ($118 million is expected to be recognized as revenue in the 2026 financial year and the remaining $2 million in the 2027 financial year or later). This amount does not consider contracts that have an original expected duration of one year or less, neither contracts in which consideration from a customer corresponds to the value of the entity’s performance obligation to the customer (i.e. billing corresponds to accounting revenue).

Contract costs, net (i)

	FY25	2024
	(US$ millions)
Net at January 1	12	12
Change in scope	13	—
Contract costs capitalized	5	5
Amortization of contract costs	(4)	(5)
Net at December 31	26	12
(i)    Incremental costs of obtaining a contract are expensed when incurred if the amortization period of the asset that Millicom otherwise would have recognized is one year or less.
F.6. Prepayments, accrued income and supplier advances for capital expenditure
Prepayments mainly relate to prepaid expenses related to network maintenance services, IT service, software licenses and municipal taxes.
Accrued income are receivables for services rendered but not yet invoiced such as revenues from mobile and fixed services cycles and government projects.
Supplier advances includes project advances for capital expenditures expected to be capitalized in property plant and equipment.